                                                                   EXHIBIT 10.62


                     AMENDMENT NO. 21 TO THE LOAN DOCUMENTS

         AMENDMENT NO. 21 TO THE LOAN DOCUMENTS dated as of January 23, 2001 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, Amendment No. 18 to the Loan Documents dated as of May 2, 2000, Amendment No. 19 to the Loan Documents dated as of August 28, 2000, and Amendment No. 20 to the Loan Documents dated as of August 31, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in order to amend the definition of Consolidated EBITDA and the Leverage Ratio.

         (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

         (a) The definition of "Consolidated EBITDA" is amended to (1) delete the word "and" at the end of subclause (v) thereof and (2) to add new language immediately after the word "period" at the end of subclause (vi) thereof to read as follows:

         ", and (vii) all charges for discontinued operations not in excess of $70,000,000 recorded as a result of the bankruptcy proceedings of KPC Medical Management, Inc. and its affiliated corporations and medical groups".

                    (b) Section 5.04(a) is amended to delete the ratio "5.00:1" therein and to substitute therefor the ratio "5.25:1".

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof if on or before January 23, 2001, each of the following conditions have been satisfied (such date when the conditions are satisfied being the "AMENDMENT EFFECTIVE DATE"):

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on January 23, 2001, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date, and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on or before the Amendment Effective Date shall have been paid in full.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, as amended by the amendments specifically provided above in Section 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent ) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of
Section 8.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                           THE BORROWER

                           CAREMARK RX, INC.
                           (formerly known as MEDPARTNERS, INC.)


                           By       /s/ James H. Dickerson, Jr.
                               ---------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & COO


                           THE ADMINISTRATIVE AGENT

                           BANK OF AMERICA, N.A.


                           By       /s/ Richard L. Nichols, Jr.
                               ---------------------------------------------
                               Name:  Richard L. Nichols, Jr.
                               Title: Managing Director

                           THE LENDER PARTIES

                           BANK OF AMERICA, N.A., as a Lender,
                           the Swing Line Bank and the Issuing Bank


                           By       /s/ Richard L. Nichols, Jr.
                               ---------------------------------------------
                               Name:  Richard L. Nichols, Jr.
                               Title: Managing Director


                           AMSOUTH BANK


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           THE CHASE MANHATTAN BANK


                           By       /s/ Dawn Lee Lum
                               ---------------------------------------------
                               Name:  Dawn Lee Lum
                               Title: Vice President


                           CITIBANK, N.A.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           CREDIT LYONNAIS NEW YORK BRANCH


                           By       /s/ Charles H. Heidsiech
                               ---------------------------------------------
                               Name:  Charles H. Heidsiech
                               Title: Senior Vice President


                           DEBT STRATEGIES FUND, INC.


                           By
                               ---------------------------------------------
                               Name:
                               Title:

                           BANK ONE, NA (f/k/a THE FIRST NATIONAL
                           BANK OF CHICAGO)


                           By       /s/ L. Richard Schiller
                               ---------------------------------------------
                               Name:  L. Richard Schiller
                               Title: Vice President


                           FIRST UNION NATIONAL BANK


                           By       /s/ Keith S. Law
                               ---------------------------------------------
                               Name:  Keith S. Law
                               Title: Vice President


                           FLOATING RATE PORTFOLIO
                           BY: INVESCO Senior Secured Management, Inc.,
                               as attorney in fact


                           By       /s/ Gregory Stoeckle
                               ---------------------------------------------
                               Name:  Gregory Stoeckle
                               Title: Authorized Signatory


                           KZH HIGHLAND-2 LLC


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           MERRILL LYNCH DEBT STRATEGIES
                               PORTFOLIO, INC.
                           BY: MERRILL LYNCH ASSET
                               MANAGEMENT L.P., as Investment Advisor


                           By
                               ---------------------------------------------
                               Name:
                               Title:

                           MERRILL LYNCH GLOBAL INVESTMENT
                               SERIES:  INCOME STRATEGIES PORTFOLIO
                           BY: MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                               as Investment Advisor


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           MERRILL LYNCH PRIME RATE PORTFOLIO
                           BY: MERRILL LYNCH ASSET
                               MANAGEMENT, L.P., as Investment Advisor


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           ML CBO IV (CAYMAN) LTD.
                           BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                               as Collateral Manager


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           ML CLO XX PILGRIM AMERICA
                               (CAYMAN) LTD.
                           BY: PILGRIM INVESTMENTS, INC.,
                               as Investment Manager


                           By
                               ---------------------------------------------
                               Name:
                               Title:

                           MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                           By       /s/ Anna Marie Fallon
                               ---------------------------------------------
                               Name:  Anna Marie Fallon
                               Title: Vice President


                           PAM CAPITAL FUNDING, LP
                           BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                               as Collateral Manager


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           PAMCO CAYMAN, LTD.
                           BY: HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                               as Collateral Manager


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           PILGRIM PRIME RATE TRUST
                           BY: PILGRIM INVESTMENTS, INC.,
                               as Investment Manager


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           SCOTIABANC INC.


                           By       /s/ Dana Maloney
                               ---------------------------------------------
                               Name:  Dana Maloney
                               Title: Relationship Manager

                           SRV-HIGHLAND, INC.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           STEIN ROE & FARNHAM INCORPORATED,
                               as Agent for KEYPORT LIFE INSURANCE
                               COMPANY


                           By       /s/ James R. Fellows
                               ---------------------------------------------
                               Name:  James R. Fellows
                               Title: Sr. Vice President & Portfolio Manager


                           TORONTO DOMINION (TEXAS), INC.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           TRANSAMERICA LIFE INSURANCE AND
                                    ANNUITY CO.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           TRANSAMERICA PREMIER HIGH YIELD FUND


                           By
                               ---------------------------------------------
                               Name:
                               Title:

                           VAN KAMPEN PRIME RATE INCOME TRUST


                           By       /s/ Darvin D. Pierce
                               ---------------------------------------------
                               Name:  Darvin D. Pierce
                               Title: Principal

                           VAN KAMPEN SENIOR INCOME TRUST


                           By       /s/ Darvin D. Pierce
                               ---------------------------------------------
                               Name:  Darvin D. Pierce
                               Title: Principal


                           VAN KAMPEN CLO II, LIMITED
                           BY: VAN KAMPEN MANAGEMENT, INC.,
                               as Collateral Manager


                           By       /s/ Darvin D. Pierce
                               ---------------------------------------------
                               Name:  Darvin D. Pierce
                               Title: Principal


                           WACHOVIA BANK, N.A.


                           By
                               ---------------------------------------------
                               Name:
                               Title:


                           AVALON CAPITAL LTD. II
                           BY: INVESCO Senior Secured Management, Inc., as
                               Portfolio Advisor


                           By       /s/ Gregory Stoeckle
                               ---------------------------------------------
                               Name:  Gregory Stoeckle
                               Title: Authorized Signatory

                CONSENT TO AMENDMENT NO. 21 TO THE LOAN DOCUMENTS

                             As of January 23, 2001

         Reference is made to Amendment No. 21 to the Loan Documents dated as of January 23, 2001 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000, Amendment No. 16 to the Loan Documents dated as of February 3, 2000, Amendment No. 17 to the Loan Documents dated as of April 10, 2000, and Amendment No. 18 to the Loan Documents dated as of May 2, 2000, and Amendment No. 19 to the Loan Documents dated as of August 28, 2000, and Amendment No. 20 to the Loan Documents dated as of August 31, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

         Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

         This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                      MEDPARTNERS ACQUISITION CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           MEDPARTNERS AVIATION, INC.


                           By       /s/ Sara J. Finley
                               -------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           MEDPARTNERS EAST, INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           MEDPARTNERS INTEGRATED NETWORK-
                           CHANDLER, INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           MEDPARTNERS PROFESSIONAL
                           MANAGEMENT CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           HEALTHWAYS, INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer

                           BAY AREA PRACTICE MANAGEMENT
                           GROUP, INC.


                           By       /s/ Sara J. Finley
                               -------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary

                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           CHS MANAGEMENT, INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           CAREMARK INTERNATIONAL INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           CAREMARK INC.


                           By       /s/ Sara J. Finley
                               -------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           By       /s/ Leisa S. Kizer
                               -------------------------------------------------
                               Name:  Leisa Kizer
                               Title: Treasurer

                           PRESCRIPTION HEALTH SERVICES, INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           By       /s/ Sara J. Finley
                               -------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           CAREMARK INTERNATIONAL HOLDINGS INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           MEDPARTNERS PHYSICIAN SERVICES INC.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           FRIENDLY HILLS HEALTHCARE
                           NETWORK INC.


                           By       /s/ Sara J. Finley
                               -------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           MEDPARTNERS NSC LTD.


                           By       /s/ James H. Dickerson, Jr.
                               -------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer

                           MEDPARTNERS ADMINISTRATIVE
                           SERVICES, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           MEDPARTNERS MANAGED CARE, INC.


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           ACUTE CARE MEDICAL MANAGEMENT, INC.


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           BGS HEALTHCARE, INC.


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           HOME HEALTH AGENCY OF GREATER MIAMI, INC.


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           PACIFIC MEDICAL GROUP, INC.


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary

                           PACIFIC PHYSICIAN SERVICES, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PPS EAST, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PPS NORTH CAROLINA MEDICAL
                           MANAGEMENT, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PPS RIVERSIDE DIVISION ACQUISITION
                           AND MANAGEMENT CORP. I


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PPS VALLEY MANAGEMENT, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary

                           PACIFIC PHYSICIAN SERVICES
                           ARIZONA, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PACIFIC PHYSICIAN SERVICES
                           NEVADA, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           PHYSICIANS' HOSPITAL MANAGEMENT
                           CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           RELIANT HEALTHCARE SYSTEMS, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer

                            By      /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Vice President & Secretary


                           MEDPARTNERS/TALBERT MEDICAL
                           MANAGEMENT CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer

                           TALBERT MEDICAL MANAGEMENT
                           CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           TALBERT HEALTH SERVICES
                           CORPORATION


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer


                           MEDPARTNERS ADMINISTRATION, L.P.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Executive Vice President &
                                      Treasurer  of Caremark Rx, Inc.,
                                      the General  Partner

                           MEDPARTNERS PHYSICIAN
                           MANAGEMENT, L.P.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Executive Vice President of
                                      Caremark Rx, Inc., the General
                                      Partner


                           MED TENNESSEE, INC.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: President & Treasurer


                           MEDPARTNERS PHYSICIAN SERVICES OF
                           ILLINOIS L.L.C.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Vice President & Treasurer of
                                      North Suburban Clinic, Ltd.,
                                      a Member


                           CERRITOS INVESTMENT GROUP


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Executive Vice President & Chief
                                      Financial Officer of Caremark Rx,
                                      Inc., a Partner


                           By      /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Corporate Secretary of
                                      Caremark Rx, Inc., a Partner

                           CERRITOS INVESTMENT GROUP II


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Executive Vice President & Chief
                                      Financial Officer of Caremark Rx,
                                      Inc., a Partner


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Corporate Secretary of
                                      Caremark Rx, Inc., a Partner


                           5000 AIRPORT PLAZA, L.P.


                           By       /s/ James H. Dickerson, Jr.
                               ------------------------------------------------
                               Name:  James H. Dickerson, Jr.
                               Title: Executive Vice President & Chief
                                      Financial Officer of Caremark Rx,
                                      Inc. the General Partner


                           By       /s/ Sara J. Finley
                               ------------------------------------------------
                               Name:  Sara J. Finley
                               Title: Corporate Secretary of
                                      Caremark Rx, Inc.,
                                      the General Partner



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